UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
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	4.	Date Filed:

Russell Investment Company / Russell Exchange Traded Funds Trust

Answering Machine Messages

Adjourned Meeting Date: November 25, 2014

Toll Free #: (844) 253-1478

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Russell Investment Company [or Russell Exchange Traded Funds Trust]. The Special Shareholder meeting for your fund scheduled to be held on November 3, 2014 has been adjourned to November 25th and we need your vote. We recognize that you have received several communications from us, and that is because your participation counts towards the successful completion of this proxy solicitation.

Please call us toll-free at 1-844-253-1478 and a proxy voting specialist will assist you with voting your shares today. Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Russell Investment Company / Russell Exchange Traded Funds Trust

Outbound Script

Adjourned Meeting Date: November 25, 2014

Toll Free #: (844) 253-1478

Hello, is Mr./Ms.                                  available?

IF YES:

Hi Mr./Ms.                                 , my name is                                  and I am calling on a recorded line on behalf of your investment in the Russell Investment Company [or Russell Exchange Traded Funds Trust]. The Special Shareholder meeting for your fund that was scheduled to be held on November 3, 2014 has been adjourned to November 25th because we did not receive the required number of votes. We recognize that you have received several communications from us, and that is because your participation counts towards the successful completion of this proxy solicitation.

Your Board of Trustees has recommended you vote for all of the proposals, and we are calling to ask if you would like to vote along with the recommendations of your board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms.                                 ? (IF YES) Make note & set up call back time.

IF YES TO VOTING WITH THE BOARD’S RECOMMENDATION:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                                 , a proxy voting specialist on behalf of Russell Investment Company [or Russell Exchange Traded Funds Trust].

Today’s date is                                  and the time is                                  Eastern Time.

Mr./Ms.                                 , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 253-1478, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO TO VOTING WITH THE BOARD’S RECOMMENDATION:

How would you like to cast your vote on the proposals?

1

Russell Investment Company / Russell Exchange Traded Funds Trust

Outbound Script

Adjourned Meeting Date: November 25, 2014

Toll Free #: (844) 253-1478

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                                 , a proxy voting specialist on behalf of Russell Investment Company [or Russell Exchange Traded Funds Trust].

Today’s date is                                  and the time is                                  Eastern Time.

Mr./Ms.                                 , I have recorded your [repeat vote intention] vote, with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 253-1478, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NOT SURE HOW TO VOTE:

As mentioned, the Board has recommended a vote in favor of the proposal(s). If you are not in favor of the proposal(s), you can cast an against vote. In addition, if you do not feel strongly either for or against, you can cast an abstain vote.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                                 , a proxy voting specialist on behalf of Russell Investment Company [or Russell Exchange Traded Funds Trust].

Today’s date is                                  and the time is                                  Eastern Time.

Mr./Ms.                                 , I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 253-1478 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

2

Russell Investment Company / Russell Exchange Traded Funds Trust

Outbound Script

Adjourned Meeting Date: November 25, 2014

Toll Free #: (844) 253-1478

What am I being asked to vote on?

Proposal 1:

Approval of a new investment advisory agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (who is referred to as “RIMCo”), as a result of a transaction involving the sale of RIMCo’s parent company. This agreement is referred to as the “Post-Transaction Agreement”.

Proposal 2 [Applicable to all RIC Funds, except RIC Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund, and Select International Equity Fund. Not applicable to RET.]:

Approval of a new investment advisory agreement between the Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the transaction or, if the transaction is not consummated, will replace the Fund’s existing investment advisory agreement.

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at (844) 253-1478 Monday-Friday 9am-6pm EST.

3

Russell Investments

Inbound Closed, Call In Queue

and End of Campaign Script

Adjourned Meeting Date: November 25, 2014

Toll Free #: (844) 253-1478

INBOUND—CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Russell Investments. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern Time. Thank you.”

INBOUND—CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Russell Investments. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Russell Investments. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your Russell Investments account, please contact your Financial Advisor or call Russell Investments directly at 1-800-787-7354. Thank you for investing with Russell Investments.

Russell Investments

Inbound Script

Adjourned Meeting Date: November 25, 2014

Toll Free #: (844) 253-1478

Greeting:

Hello, thank you for calling Russell Investments proxy information line. My name is                                 , may I have your name please?

Thank you Mr./Ms.                                 . Are you calling regarding the upcoming Adjourned Special Shareholder meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal(s).

Would you like to vote along with the recommendations of your Board?

If Yes: Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                                 , a proxy voting specialist on behalf of Russell Investments.

Today’s date is                                  and the time is                                  Eastern Time.

Mr./Ms.                                 , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-253-1478. Thank you very much for your participation and have a great day/evening.

If No: How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                                 , a proxy voting specialist on behalf of Russell Investments.

Today’s date is                                  and the time is                                  Eastern Time.

Mr./Ms.                                 , I have recorded your [repeat vote intention] vote, with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

Russell Investments

Inbound Script

Adjourned Meeting Date: November 25, 2014

Toll Free #: (844) 253-1478

If you wish to make any changes you may contact us by calling 1-844-253-1478. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A in the proxy statement to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms.                                 . I apologize I do not have access to that information; please feel free to call Russell Investments directly at 1-800-787-7354.

IF NOT SURE HOW TO VOTE:

You may cast a FOR vote, an AGAINST Vote or an ABSTAIN vote on a proposal.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                                 , a proxy voting specialist on behalf of Russell Investments.

Today’s date is                                  and the time is                                  Eastern Time.

Mr./Ms.                                 , I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 253-1478. Thank you very much for your time and your vote. We hope you have a great day/evening.

What am I being asked to vote on?

Proposal 1:

Approval of a new investment advisory agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (who is referred to as “RIMCo”) , as a result of a transaction involving the sale of RIMCo’s parent company. This agreement is referred to as the “Post-Transaction Agreement”.

Russell Investments

Inbound Script

Adjourned Meeting Date: November 25, 2014

Toll Free #: (844) 253-1478

Proposal 2 [Applicable to all RIC & RIF Funds, except RIC Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund, and Select International Equity Fund. Not applicable to RET.]:

Approval of a new investment advisory agreement between the Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the transaction or, if the transaction is not consummated, will replace the Fund’s existing investment advisory agreement.

Closing:

Again, my name is                                 , a proxy voting specialist on behalf of Russell Investments.

If you wish to make any changes you may contact us by calling 1-844-253-1478. Thank you very much for your participation and have a great day/evening.

Russell Investment Company Funds

URGENT NOTICE:

SPECIAL SHAREHOLDER MEETING ADJOURNED UNTIL NOVEMBER 25.

PLEASE VOTE TODAY.

Dear Shareholder:

On November 3, a Special Meeting of Shareholders of the Russell Investment Company (RIC) Funds was held to vote on the proposals that were outlined in the proxy materials that were mailed to you recently. While most of the Funds had enough votes to reach quorum, some of the Funds in which you invest did not have enough votes. As a result, the meeting was adjourned with respect to those Funds to allow shareholders, like you, more time to submit their voting instructions. Another shareholder meeting is now scheduled for November 25, 2014.

Your vote is still very important. By taking a moment to vote, all future mail and phone calls to you regarding this matter will be stopped.

PLEASE VOTE TODAY BY CALLING TOLL FREE 1-844-253-1478.

For your convenience, a proxy card is enclosed. To cast your vote, you can either:

•	Call 1-844-253-1478 (toll free) between 9:00 a.m. and 8:00 p.m. Eastern time, Monday through Friday,

•	Visit the website listed on the proxy card, or

•	Sign, date and return the card in the enclosed postage-paid envelope.

As a reminder, the Russell Investment Company Board has carefully evaluated the proposals and believes the approval of each proposal is in the best interest of shareholders.

Thank you for voting and for investing with Russell Investments.

Sincerely,

Sandra Cavanaugh

President and Chief Executive Officer

Russell Investment Company